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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 13, 2002

                         COMMISSION FILE NUMBER: 1-13011

                            COMFORT SYSTEMS USA, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                   DELAWARE                              76-0526487
        (State or other jurisdiction        (I.R.S. Employer Identification No.)
              of incorporation)


                             777 POST OAK BOULEVARD
                                    SUITE 500
                              HOUSTON, TEXAS 77056
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 830-9600



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         The following Exhibits are included herein:

         Exhibit 99.1 Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.

         Exhibit 99.2 Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.


ITEM 9.  REGULATION FD DISCLOSURE

         On August 13, 2002, in accordance with Order No. 4-460 and pursuant to
Section 21(a)(1) of the Securities Exchange Act of 1934, sworn statements were filed with the Securities and Exchange Commission by the principal executive officer and the principal financial officer of Comfort Systems USA, Inc. Copies of each sworn statement are furnished as Exhibits 99.1 and 99.2 to this report.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        COMFORT SYSTEMS USA, INC.


                                        By:  /s/ William George
                                             ---------------------------------
                                             William George
                                             Senior Vice President and
                                             General Counsel

Date: August 13, 2002


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                                  EXHIBIT INDEX


       Exhibit
        Number             Description

         99.1 Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

         99.2 Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings


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